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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                               -----------------


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported)   17 March 2005
                                                           -------------



                        Air Products and Chemicals, Inc.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                     1-4534                      23-1274455
----------------------------   ------------------------     --------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)



7201 Hamilton Boulevard, Allentown, Pennsylvania                 18195-1501
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    (Address of Principal Executive Offices)                     (Zip Code)


                                 (610) 481-4911
                                 --------------
               Registrant's telephone number, including area code


                                 not applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 8.01 Other Events.

On March 17, 2005, the Board of Directors of Air Products and Chemicals, Inc. (the "Company") authorized the Company to repurchase up to $500 million of its common stock and increased the quarterly dividend on the Company's common stock to 32 cents per share from 29 cents.

The Company issued a press release on March 18, 2005, announcing the repurchase plan and dividend increase. A copy of the press release is attached hereto as
Exhibit 99.1, and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

99.1  Press Release dated March 18, 2005





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Air Products and Chemicals, Inc.
                                     --------------------------------
                                     (Registrant)



Dated:  18 March 2005             By:             /s/ Paul E. Huck
                                      ------------------------------------------
                                                    Paul E. Huck
                                      Vice President and Chief Financial Officer





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